MEMBER FDIC Full Year 2017

2 This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Forward Looking Statement and Risk Factors

3 Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non- GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

4 Table of Contents Corporate Profile 5 2017 Highlights 6 Performance Summary 7 STBA Investment Thesis 8 Performance 9 Expenses 12 Growth 14 Mergers and Expansion 15 Markets 16 Asset Quality 22 Rate Sensitivity 27 Senior Management 28 Lines of Business 29 Valuation 30 The Right Size 31 Financial Data 32 Appendix - Non-GAAP Measures 38

5 Corporate Profile 5 • Headquartered in Indiana, PA • $7.1 billion in assets (as of 12.31.17) • $1.4 billion market cap (as of 12.31.17) • Locations in 5 regional markets • Stock symbol: STBA Corporate Profile

6 2017 Highlights • Net income increased to $73.0 million compared to $71.4 million for 2016. Excluding the net DTA re-measurement of $13.4 million, net income increased 21% to $86.4 million(1) compared to 2016. • ROA was 1.03%, ROE was 8.37% and ROTE(1) was 12.77%. • Excluding the DTA re-measurement of $13.4 million, ROA was 1.22%(1), ROE was 9.90%(1) and ROTE was 15.08%(1). • Net interest income increased $22.5 million, or 11%, and net interest margin (FTE)(1) increased 9 basis points to 3.56% compared to 3.47% in 2016. • Asset quality metrics improved with a decrease in nonperforming loans of $18.7 million, or 44%, compared to December 31, 2016. (1)Refer to appendix for reconciliation of Non-GAAP financial measures 2017 Highlights

Performance

S&T Bancorp Inc.

Performance Summary

	2017	Excludes DTA[2]	2016	2015	2014	2013
Net Income (in $ thousands)	$72,968	*$86,401*	$71,392	$67,081	$57,910	$50,539
Diluted Earnings per Share	$2.09	*$2.47*	$2.05	$1.98	$1.95	$1.70
Dividends Declared per Share	$0.82		$0.77	$0.73	$0.68	$0.61
Total Assets (in $ millions)	$7,060		$6,943	$6,318	$4,965	$4,533
Total Loans (in $ millions)	$5,766		$5,615	$5,063	$3,872	$3,568
Total Deposits (in $ millions)	$5,428		$5,272	$4,877	$3,909	$3,672
Return on Average Assets	1.03%	*1.22%*	1.08%	1.13%	1.22%	1.12%
Return on Average Equity	8.37%	*9.90%*	8.67%	8.94%	9.71%	9.21%
Return on Tangible Equity[1]	12.77%	*15.08%*	13.71%	14.39%	14.02%	13.94%
Net Interest Margin (FTE)[1]	3.56%		3.47%	3.56%	3.50%	3.50%
Nonperforming Assets/Loans+OREO	0.42%		0.77%	0.71%	0.33%	0.64%
Allowance for Loan Losses/Total Portfolio Loans	0.98%		0.94%	0.96%	1.24%	1.30%
Net Loan Charge-offs/Average Loans	0.18%		0.25%	0.22%	0.00%	0.25%
Risk Based Capital-Total	12.55%		11.86%	11.60%	14.27%	14.36%
Tangible Common Equity/Tangible Assets[1]	8.72%		8.23%	8.24%	9.00%	9.03%

[1] Refer to appendix for reconciliation of Non-GAAP financial measures

[2] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

7

8 STBA Investment Thesis • Above peer performance • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Stable regional markets with long-term oil and gas benefit • Sound asset quality STBA Investment Thesis

9 Return on Average Assets 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 2013 2014 2015 2016 2017 1.03% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17 (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. Performance Peer(1) 1.12% 1.22% 1.13% 1.08% 1.22%(2)

10 Performance Return on Average Equity 12.5% 10.0% 7.5% 5.0% 2.5% 0.0% 2013 2014 2015 2016 2017 8.37% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17 (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. Peer(1)9.21% 9.90%(2) 8.67% 8.94% 9.71%

11 Performance Return on Average Tangible Equity 20.0% 15.0% 10.0% 5.0% 0.0% 2013 2014 2015 2016 2017 12.77% (1) SNL Financial Custom Peer Group Holding Companies with $3-10 Billion of Assets through 3Q17. (2) )Refer to appendix for reconciliation of non-GAAP financial measures (3)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. Peer(1) (2) 13.94% 14.02% 14.39% 13.71% 15.08%(3)

12 Non Interest Expense / Average Assets 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 2013 2014 2015 2016 2017 Expenses (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17. Peer(1)2.61% 2.46% 2.30% 2.17% 2.10%

13 Expenses Efficiency Ratio 70% 60% 50% 40% 2013 2014 2015 2016 2017 60.03% 58.67% 55.86% 54.06% 51.77% Peer(1) (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17. (2)Refer to appendix for reconciliation of Non-GAAP financial measures (2)

14 Loan Growth $6,000 $5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 Lo an D ol la rs (in m ill io ns ) 2011 2012 2013 2014 2015 2016 2017 $3,133 $3,369 $3,568 $3,872 $5,063 $5,615 $5,766 Growth CA GR = 10.7%

15 Mergers and expansion S&T Bank Mainline Bank Gateway Bank Integrity Bank $7,000 $6,000 $5,000 $4,000 $3,000 $ (M ill io ns ) 2012 2013 2014 2015 2016 2017 4,159 4,533 $4,533 4,965 $4,965 5,452 6,943 $6,943 7,060 $7,060 242 126 $4,527 866 $6,318 North Shore Pittsburgh LPO opened - November 16, 2016 Mainline National Bank acquired - March 9, 2012 Northeast Ohio Loan Production Office opened – August 27, 2012 Gateway Bank acquired August 13, 2012 Western NY LPO opened – March 23, 2015 Integrity Bank acquired March 4, 2015 Central Ohio LPO opened – January 21, 2014 S&T Bank branch opens in State College, PA June 18, 2014 S&T Bank branch opens in Akron, OH December 21, 2015

16 Loan Growth by Market 2012 2017 Markets Western NY Western NY Central PA Central PA Southwestern PA Southwestern PA Northeast OH Northeast OH Central OH Central OH

17 MSAs Locations Deposits(2) % Loans(2) % Southwestern PA(1) Pittsburgh 50 $3,849 70.9% $2,975 51.6%Altoona Johnstown Central PA Lancaster 8 696 12.8% 838 14.5%Harrisburg York Other PA 123 2.3% 380 6.6% Total PA 4,668 86.0% 4,193 72.7% Northeast OH Akron 1 42 0.7% 314 5.4% Cleveland Central OH Columbus 1 31 0.6% 291 5.0% Other OH 15 0.3% 159 2.8% Total OH 88 1.6% 764 13.2% Western NY Rochester 1 14 0.2% 373 6.5% Buffalo Other NY 19 0.4% 172 3.0% Total NY 33 0.6% 545 9.5% Total Other States 639 11.8% 264 4.6% Total $5,428 100.0% $5,766 100.0% S&T Operates in 5 Regional Markets (1) Includes Pittsburgh, Altoona & Johnstown MSAs and Indiana, Clearfield & Jefferson Counties (2) Based on customer residence Dollars in millions Markets

18 Projected Population Change 2018-2023 5% 4% 3% 2% 1% 0% -1% -2% Southwestern PA Central PA Northeast OH Central OH Western NY (0.66)% 1.99% (0.14)% 4.01% 0.25% 3.50% 2,838 1,561 2,752 2,076 2,208 Source: SNL & Nielson 2017 Estimated Population 2018 in 000s Markets U.S. Average

19 Median Household Income $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 Southwestern PA Central PA Northeast OH Central OH Western NY $57,787 $64,246 $56,107 $63,009 $58,110 $61,045 U.S. Average Source: SNL & Nielson 2017 Markets

20 Unemployment Rate 7% 6% 5% 4% 3% 2% 1% Southwestern PA Central PA Northeast OH Central OH Western NY 4.37% 3.55% 4.55% 3.50% 5.20% 4.10% Source: November 2017 Bureau of Labor Statistics; seasonally adjusted U.S. Average Markets

21 Stable regional markets with long-term oil & gas benefit Markets

22 Asset quality Nonperforming Loans / Total Loans 1.5% 1.0% 0.5% 0.0% 2013 2014 2015 2016 2017 0.63% 0.32% 0.70% 0.76% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17 Peer(1) 0.42%

23 Asset quality Net Charge Offs / Average Loans 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 2013 2014 2015 2016 2017 0.25% 0.00% 0.22% 0.25% 0.18% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17 Peer(1)

24 Commercial CRE $2,686 60% C&I $1,433 32% Asset quality Loan Mix As of 12.31.17 Total Portfolio Loans $5,761 Commercial $4,504 78% Consumer $1,257 22% Consumer Mortgage/ Construction $703 56% Home Equity $487 39% Other $67 5% in $ Millions Construction $385 8%

25 Asset quality Recreational 1% Mobile Home Park 2% Convenience Stores 2% Restaurant 2% Student Rentals 3% Dealerships 4% Warehouse/Storage 4% Other 5% Manufacturing 6% Retail Space 7% Flex/Mixed Use 9% Healthcare 9% Strip Malls 9% Hotels 10% Multi-Family 12% Offices 15% Commercial Real Estate Diversification As of 12.31.17 Total CRE $2,686 million Pennsylvania 63% Ohio 20% New York 10% West Virginia 2% Other 5%

26 Asset quality Commercial & Industrial Diversification As of 12.31.17 Total C&I $1,433 million Agriculture 1% Arts, Enter. & Recr. 1% Food Svs. 1% Support Svs. 1% Finance/Insurance 2% Mining 3% Transportation 3% Professional Svs. 3% Wholesale Trade 5% Construction 5% Other Svs. 5% Educational Svs 7% Health Care 11% RE- Rent/Lease 11% Public Admin. 12% Manufacturing 13% Retail Trade 15%

27 Loans & Securities Floating Rate $2,426 37% ARM/Future Reset 1,705 26% Fixed Rate 2,424 37% Total $6,555 100% Deposits & Borrowings Floating Rate/Short Wholesale Borrowings $1,052 17% Non-Maturity Variable Deposits 2,375 39% Non-Interest Bearing DDA 1,388 23% Fixed Rate 1,296 21% Total $6,111 100% Rate Sensitivity As of 12.31.17 in $ Millions Rate Sensitivity

28 Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 32 32 Mark Kochvar Chief Financial Officer 31 25 David G. Antolik Chief Lending Officer 29 27 Ernest J. Draganza Chief Risk Officer 30 25 Patrick J. Haberfield Chief Credit Officer 30 7 David P. Ruddock Chief Operating Officer 32 32 Thomas J. Sposito, II Chief Corporate Develop Officer 32 5 Rebecca A. Stapleton Chief Banking Officer 29 29 Senior Management

29 Lines of Business Commercial Banking • 46 commercial bankers • 19 business bankers • C&I growth focused on privately held companies with sales up to $150 million • Regional team based approach to credit delivery • Dedicated small business (B2B) delivery channel • Dedicated treasury management team Retail Banking • Relationship driven • Robust suite of deposit, loan, and digital products • Over 132,000 households • 60 locations; average deposit size of $90.5 million • Technology driven with over 111,000 online banking and over 65,000 mobile banking customers • Solution center support Wealth Management • $2.0 billion AUA • 4 divisions • S&T Trust • S&T Financial Services • RIA/Stewart Capital Advisors • Private Banking • Annual revenue of $10.2 million Lines of Business

30 1 YR 3 YR 5 YR 10 YR STBA 4.23% 12.88% 20.21% 6.86% NASDAQ Bank 5.47% 16.56% 18.67% 6.48% KRX-Dow Jones KBW Regional Bank 1.82% 14.49% 17.68% 6.34% S&P 500 21.89% 11.40% 15.77% 8.48% Valuation NASDAQ Bank S&P 500 KRX Regional Bank S&T Bancorp Stock Price Change (%) 30 20 10 0 -10 -20 Pr ic e C ha ng e( % ) D ec 16 Ja n 17 Fe b 17 M ar 17 Ap r1 7 M ay 17 Ju n 17 Ju l1 7 Au g 17 Se p 17 O ct 17 N ov 17 D ec 17 Institutional Ownership 54.08% Insider Ownership 1.66% Employee 401K 1.48% Source: NASDAQ and internal data Source: Bloomberg Total Annualized Shareholder Return Includes reinvested dividends (Data as of 12.31.17) Stock Performance Source: SNL

31 The Right Size • Big enough to: • Provide full complement of products and services • Access technology • Access capital markets • Attract talent • Expand – mergers and acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive The Right Size

32 Income Statement Dollars in thousands, except per share data (1)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. 2017 Excludes DTA(1) 2016 2015 2014 2013 Net Interest Income $225,733 $203,259 $187,551 $148,042 $139,193 Noninterest Income 55,462 54,635 51,033 46,338 51,527 Total Revenue 281,195 257,894 238,584 194,380 190,720 Noninterest Expense 147,907 143,232 136,717 117,240 117,392 Provision for Loan Losses 13,883 17,965 10,388 1,715 8,311 Net Income Before Taxes 119,405 96,697 91,479 75,425 65,017 Taxes 46,437 33,004 25,305 24,398 17,515 14,478 Net Income $72,968 $86,401 $71,392 $67,081 $57,910 $50,539 Diluted Earnings per Share $2.09 $2.47 $2.05 $1.98 $1.95 $1.70 Financial Data

33 Balance Sheet Dollars in thousands 2017 2016 2015 2014 2013 Securities $698,291 $693,487 $660,963 $640,273 $509,425 Interest-bearing Balances 61,965 87,201 41,639 57,048 53,594 Loans, Net 5,709,544 5,562,437 5,014,786 3,823,805 3,522,080 Other 590,455 599,928 600,966 443,560 448,091 Total Assets $7,060,255 $6,943,053 $6,318,354 $4,964,686 $4,533,190 Deposits $5,427,891 $5,272,377 $4,876,611 $3,908,842 $3,672,308 Borrowings 683,081 771,164 580,748 385,666 241,276 Other Liabilities 65,252 57,556 68,758 61,789 48,300 Equity 884,031 841,956 792,237 608,389 571,306 Total Liabilities & Equity $7,060,255 $6,943,053 $6,318,354 $4,964,686 $4,533,190 Financial Data

34 Net Interest Margin (1)Refer to appendix for reconciliation of Non-GAAP financial measures 2017 2016 2015 2014 2013 Securities - FTE 2.48% 2.41% 2.48% 2.58% 2.64% Loans - FTE 4.32% 4.08% 4.09% 4.06% 4.22% Total Interest-earning Assets - FTE 4.09% 3.87% 3.86% 3.78% 3.86% Deposits 0.62% 0.51% 0.37% 0.36% 0.42% Borrowings 1.27% 0.86% 0.71% 0.91% 1.28% Total Costing Liabilities 0.72% 0.55% 0.40% 0.41% 0.50% Net Interest Margin – FTE(1) 3.56% 3.47% 3.56% 3.50% 3.50% Purchase Accounting NIM – FTE(1) 3.53% 3.41% 3.44% 3.49% 3.49% Financial Data

35 Loan Portfolio Dollars in thousands 2017 2016 2015 2014 2013 Commercial Commercial Real Estate $2,685,994 $2,498,476 $2,166,603 $1,682,236 $1,607,756 Commercial & Industrial 1,433,266 1,401,035 1,256,830 994,138 842,449 Construction 384,334 455,884 413,444 216,148 143,675 Total Commercial 4,503,594 4,355,395 3,836,877 2,892,522 2,593,880 Consumer Residential Mortgage 698,774 701,982 639,372 489,586 487,092 Home Equity 487,326 482,284 470,845 418,563 414,195 Installment and Other Consumer 67,204 65,852 73,939 65,567 67,883 Construction 4,551 5,906 6,579 2,508 3,149 Total Consumer 1,257,855 1,256,024 1,190,735 976,224 972,319 Total Portfolio Loans 5,761,449 5,611,419 5,027,612 3,868,746 3,566,199 Total Loans Held for Sale 4,485 3,793 35,321 2,970 2,136 Total Loans $5,765,934 $5,615,212 $5,062,933 $3,871,716 $3,568,335 Financial Data

36 Asset Quality Dollars in thousands 2017 2016 2015 2014 2013 Total Nonperforming Loans $23,938 $42,635 $35,382 $12,457 $22,454 Nonperforming Loans/Total Loans 0.42% 0.76% 0.70% 0.32% 0.63% Nonperforming Assets/Total Loans + OREO 0.42% 0.77% 0.71% 0.33% 0.64% Net Charge-offs (Recoveries)/Average Loans 0.18% 0.25% 0.22% 0.00% 0.25% Allowance for Loan Losses/Total Portfolio Loans 0.98% 0.94% 0.96% 1.24% 1.30% Allowance for Loan Losses/Nonperforming Loans 236% 124% 136% 385% 206% Financial Data

37 Capital (1)Refer to appendix for reconciliation of Non-GAAP financial measures 2017 2016 2015 2014 2013 Leverage 9.17% 8.98% 8.96% 9.80% 9.75% Common Tier 1 – Risk-Based Capital 10.71% 10.04% 9.77% 11.81% 11.79% Tier 1 – Risk-Based Capital 11.06% 10.39% 10.15% 12.34% 12.37% Total – Risk-Based Capital 12.55% 11.86% 11.60% 14.27% 14.36% Tangible Common Equity/Tangible Assets(1) 8.72% 8.23% 8.24% 9.00% 9.03% Financial Data

38 APPENDIX – Non-GAAP Measures 2017 2016 2015 2014 2013 Tangible shareholders' equity/tangible assets (non-GAAP) Total Shareholders’ Equity (GAAP basis) $884,031 $841,956 $792,237 $608,389 $571,306 Less: goodwill and other intangible assets (295,347) (296,580) (298,289) (178,451) (179,580) Tax effect of other intangible assets 1,287 1,719 2,284 921 1,316 Tangible shareholders' equity (non-GAAP) 589,971 547,095 496,232 430,859 393,042 Total assets (GAAP basis) 7,060,255 6,943,053 6,318,354 4,964,686 4,533,190 Less: goodwill and other intangible assets (295,347) (296,580) (298,289) (178,451) (179,580) Tax effect of other intangible assets 1,287 1,719 2,284 921 1,316 Tangible assets (non-GAAP) $6,766,195 $6,648,192 $6,022,349 $4,787,156 $4,354,926 Tangible shareholders' equity/tangible assets (non-GAAP) 8.72% 8.23% 8.24% 9.00% 9.03% Return on average tangible shareholders' equity (non-GAAP) Net Income $72,968 $71,392 $67,081 $57,910 $50,539 Plus: amortization of intangibles 1,233 1,615 1,818 1,129 1,590 Tax effect of amortization of intangibles (432) (565) (636) (395) (556) Net income before amortization of intangibles 73,769 72,442 68,263 58,644 51,573 Total average shareholders’ equity (GAAP Basis) 872,130 823,607 750,069 596,155 548,771 Less: average goodwill and other intangible assets (295,937) (297,377) (278,130) (178,990) (180,338) Tax effect of other intangible assets 1,493 1,992 2,283 1,109 1,581 Tangible average shareholders' equity (non-GAAP) $577,686 $528,222 $474,222 $418,274 $370,014 Return on average tangible shareholders' equity (non-GAAP) 12.77% 13.71% 14.39% 14.02% 13.94% Dollars in thousands Appendix

39 APPENDIX – Non-GAAP Measures 2017 2016 2015 2014 2013 Efficiency ratio (non-GAAP) Noninterest expense $147,907 $143,232 $136,717 $117,240 $117,392 Net interest income 225,733 203,259 187,551 148,042 139,193 Plus: taxable equivalent adjustment 7,493 7,043 6,123 5,461 4,850 Net interest income (FTE) (non-GAAP) 233,226 210,302 193,674 153,503 144,043 Noninterest income 55,462 54,635 51,033 46,338 51,527 Less: securities (gains) losses, net (3,000) — 34 (41) (5) Net interest income (FTE) (non-GAAP) plus noninterest income $285,688 $264,937 $244,741 $199,800 $195,565 Efficiency ratio (non-GAAP) 51.77% 54.06% 55.86% 58.67% 60.03% Appendix

40 APPENDIX – Non-GAAP Measures 2017 2016 2015 2014 2013 Net Interest Margin Rate (FTE) (Non-GAAP) Total interest income $260,642 $227,774 $203,548 $160,523 $153,756 Less: interest expense (34,909) (24,515) (15,997) (12,481) (14,563) Net interest income per consolidated statements of net income 225,733 203,259 187,551 148,042 139,193 Plus: taxable equivalent adjustment 7,493 7,043 6,123 5,461 4,850 Net interest income (FTE) (non-GAAP) 233,226 210,302 193,674 153,503 144,043 Purchase accounting adjustment (1,839) (2,952) (6,202) (109) (458) Purchase accounting net interest income (FTE) (non-GAAP) $231,387 $207,350 $187,472 $153,394 $143,585 Average interest earning assets $6,549,821 $6,067,151 $5,432,862 $4,386,799 $4,111,281 Net Interest Margin 3.45% 3.35% 3.45% 3.37% 3.39 % Adjustment to FTE Basis 0.11% 0.12% 0.11% 0.13% 0.11 % Net Interest Margin (FTE) (non-GAAP) 3.56% 3.47% 3.56% 3.50% 3.50 % Purchase accounting adjustment (0.03)% (0.06)% (0.12)% (0.01)% (0.01)% Purchase accounting NIM – FTE (non-GAAP) 3.53% 3.41% 3.44% 3.49% 3.49 % Dollars in thousands Appendix

41 APPENDIX – Non-GAAP Measures 2017 2017 Return on Average Equity Return on Tangible Shareholders' Equity Net Income $72,968 Net Income $72,968 Plus: DTA re-measurement 13,433 Plus: DTA re-measurement 13,433 Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 86,401 Average assets 872,130 Plus: amortization of intangibles 1,233 Plus: DTA re-measurement 589 Tax effect of amortization of intangibles (432) Average assets (non-GAAP) 872,719 Adjusted net income before amortization of intangibles 87,202 Return on average equity (non-GAAP) 9.90% Average total shareholders' equity 872,130 Plus: DTA re-measurement 589 Less: average goodwill and other intangible assets (295,937) Return on Average Assets Tax effect of average goodwill and other intangible assets 1,493 Net Income $72,968 Average tangible equity (non-GAAP) $578,275 Plus: DTA re-measurement 13,433 Return on average tangible equity (non-GAAP) 15.08% Adjusted net income (non-GAAP) 86,401 Diluted Earnings Per Share Average assets $7,060,232 Net Income $72,968 Plus: DTA re-measurement 589 Plus: DTA re-measurement 13,433 Average assets (non-GAAP) 7,060,821 Adjusted net income (non-GAAP) 86,401 Return on average assets (non-GAAP) 1.22% Average shares outstanding - diluted 34,955 Diluted earnings per share (non-GAAP) $2.47 Dollars in thousands Appendix

MEMBER FDIC Full Year 2017